INDUSTRY: Basic Materials
SECTOR: Independent Oil & Gas

Miller Energy Resources, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932-3425
Phone: 865-223-6575
www.millerenergyresources.com

Company
Scott M. Boruff, CEO
scott@millerenergyresources.com

David Voyticky, Pres. and Acting CFO
dvoyticky@millerenergyresources.com

Investor Relations
MZ Group - North America
Derek Gradwell
SVP, Natural Resources
Phone: 949-259-4995
dgradwell@mzgroup.us
www.mzgroup.us

SELECT FINANCIALS

NYSE: MILL

Fiscal Year End	Apr 30
Market Cap (8/8/13)	$225.9 M
Current Price (8/8/13)	$5.20
52-Week Price Range	$3.38 - $5.28
Shares Outstanding	43.4 M
Analyst Coverage	Brean Capital MLV Suntrust
Legal	DLA Piper
Auditor	KPMG

Miller Energy Resources, Inc. (NYSE: MILL) is an oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller's focus is in Cook Inlet, Alaska and in the heart of Tennessee's prolific and hydrocarbon-rich Appalachian Basin including the Mississippian Lime and Chattanooga Shale. Miller is one of the United States premier energy companies and is using its strategy of opportunistic growth combined with prudent development and management of existing assets to maximize value for its shareholders. Miller is headquartered in Knoxville, Tennessee with offices in Anchorage, Alaska and Huntsville, Tennessee.

INVESTMENT HIGHLIGHTS

Significant Asset Base
- 8.611mm BOE of proven reserves
- 1P+2P+3P PV-10 (SEC) of $1.415 billion
- $295mm in shareholders equity (~ book value = $6.80/share)

Advantages of state-of-the-art infrastructure
- Equipment and infrastructure in place to support significantly higher production volumes
- Able to maintain low operating costs + low incremental lifting costs
- $230MM+ appraised value and estimated $500MM+ replacement value

Value Driven Growth Strategy
- Strong foundation in place built on low cost / high value acquisitions
- Efficient low cost operators

Advantages of Being in Alaska
- Favorable oil and natural gas prices
- Significant tax incentives for exploration and development







COMPANY HIGHLIGHTS

Proved Oil Reserves (P1)	**8.61 MMBOE**
% of Proved Reserves / Oil	**97.3%**
Company Operated % of Net Production	**100%**
Lease & Exploratory Acres Alaska 720,724 Tennessee 49,530	**770,254 ACRES**
Total Resources SEC Case Strip	**PV-10 $1.4 BILLION**

FINANCIAL SUMMARY

	2011	2012	2013
Lease & Exploratory Acres	719,546	723,727	770,254
SEC Case Reserves	$1.2B	$1.5B	$1.4B
# of Wells	393	380	398
Revenues	$22.8MM	$35.4MM	$34.8MM
Production (BOE)	355,596	371,843	317,606
Adjusted EBITDA	$9.3MM	$5.3MM	($5.2)MM

Total Reserves
53.9 MMBOE
SEC Case: PV-10 $1.4 Billion

RESERVES - PROVED WITH UPSIDE

Proved Reserves
8.6 MMBOE
SEC CASE: PV-10 $366.8MM
Large Drilling Inventory


PROBABLE (2P)
10.3 MMBOE
PV-10 $442.6MM
POSSIBLE (3P)
35.0 MMBOE
PV-10 $605.1MM
PROVED (1P)
8.6 MMBOE
PV-10 $367.2MM
PDP
1.8 MMBOE
PV-10
$32.8MM
PUD
6.8 MMBOE
PV-10
$334.0MM

Based on the RED April 2013 SEC Reserves at INO.com

COOK INLET, ALASKA OPERATIONS

Miller Energy

Osprey Platform



Orig Oil in Place:	70-100 MMBO (partial)
Cum Production:	~ 2.5 MMBO
Avg Porosity:	11-13%
Avg Initial Prod:	~1,000 BOPD
Avg Annual Decline:	10% (Miller)
Avg EUR (estimate):	~ 1 MMBO
Avg New Well Capex:	$10 MM (Net)
Avg IRR (New Well):	~350 %

- Proved, producing Field, existing infrastructure
- 100% working interest
- Ralph E Davis booked reserves
- 1P = 5.85 MMBO
- 2P = 5.16 MMBO
- 3P = 0.99 MMBO
- Multiple pay sands and on trend with adjacent McArthur River Field (produced over 643 MMBO)
- Many identified targets (5 WO, 13 new wells)

West McArthur River Unit



Orig Oil in Place:	50-75 MMBO
Cum Production:	~ 13.09 MMBO
Avg Porosity:	11-14%
Avg Initial Prod:	>1,500 BOPD
Avg Annual Decline:	10% (Miller)
Avg EUR:	~ 2 MMBO
Avg New Well Capex:	$9 MM (Net)
Avg IRR: (New Well)	~500 %

- Proved, producing Field, existing infrastructure
- 100% working interest
- Ralph E Davis booked reserves*
- 1P = 2.60 MMBO
- 2P = 2.19 MMBO
- Multiple pay sands and on trend with adjacent Trading Bay Field (produced over 103 MMBO)
- Many identified targets (3 WO, 3 new wells)

*Includes Sabre, Sword Reserves

Kustatan Production Facility



- Processes crude oil and natural gas from Osprey Platform.
- Onsite natural gas well brought online in 2010 to power the facility.
- Produces sales quality oil per Cook Inlet Pipeline specs.
- Provides electrical power for Osprey Platform and WMRU.
- Seven buildings contain equipment for pigging, crude heating, separation, water pumping, gas/oil handling, power generation and the control room.
- Tank farm contains 5 - 10,000 barrel tanks - 50,000 BBL total.

Tennessee Development Strategy


SCOTT COUNTY
CAMPBELL COUNTY
ROANE COUNTY

- Largest owner/operator of wells in Tennessee, over 49,000 acres.
- Reworking existing stripper wells, upgrade/replace lift systems, acid stimulation, etc.
- Own & Operate drill Rigs and 100% of production
- Exploit our Mississippi an Lime oil - Similar formation and opportunity in Southern Kansas/Oklahoma
- First horizontal MS well drilled and completed 1/14/13
- 25+ horizontal drilling targets identified

PRODUCTION SCENARIO MATRIX

Hypothetical Incremental 1 Year EBITDAX from Incremental Alaskan Oil Production (based on 15% annual decline curve)

ANS Oil Price	1,000 BOPD	2,000 BOPD	3,000 BOPD	4,000 BOPD
$90/bbl	$22.4MM	$44.8MM	$67.2MM	$89.6MM
$100/bbl	$25.2MM	$50.3MM	$75.5MM	$100.6MM
$110/bbl	$27.9MM	$55.8MM	$83.7MM	$111.7MM

MANAGEMENT TEAM

Scott M. Boruff, CEO - Mr. Boruff, elected as director and appointed as CEO August 6, 2008, is a seasoned executive with a diverse business background that includes proven entrepreneurial ventures, a track record of successful development projects and vast deal-making experience. Prior to joining Miller, Mr. Boruff was a licensed investment banker and director with a New York investment banking firm responsible for closing transactions totaling $150M to $200M. Mr. Boruff specialized in investment banking consulting services that included structuring direct financing, recapitalization, mergers and acquisitions, and strategic planning with an emphasis in the gas and oil industry.

Deloy Miller, Founder and Chairman of the Board - Mr. Miller has been Chairman since December 1996. He was also CEO from December 1997 to August 2008 and then COO from August 2008 to July of 2013 . Mr. Miller is a seasoned gas and oil professional with more than 40 years of experience in the drilling and production business in the Appalachian Basin. During his years as a drilling contractor, he acquired extensive geological knowledge of Tennessee and Kentucky.

David Voyticky, President and acting CFO - Mr. Voyticky, Joined as a Board Member in 2010 and as President in 2011. He has over 15 years of domestic and international M&A, restructuring and financing experience. He served as a vice president with Goldman, Sachs & Co. and at Houlihan Lokey Howard & Zukin Capital, Inc. in Los Angeles, and as an associate with J.P. Morgan in London and New York. During that time, he advised public and private domestic and multinational corporations and financial sponsors on mergers, acquisitions, divestitures, joint ventures, cross-border transactions, anti-raid (defense) preparation and capital-raising activities. Mr. Voyticky designed and was a founding partner of Red Mountain Capital Partners and a Partner at Chapman Capital.

David Hall, COO of Miller Energy and CEO of Cook Inlet Energy - Mr. Hall was the former Vice President and General Manager of Alaska Operations for Pacific Energy Resources LTD. Before that time, he served as the Production Foreman and Lead Operator in Alaska for Forest Oil Corp, rising to Production Manager for all of Alaska operation for Forest Oil. Mr. Hall has worked with the acquired Alaska assets since their construction began in 1991. He was appointed as Miller's COO in July of 2013. He brings over 20 years of experience to Miller.

CONFIDENTIAL INFORMATION. This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. The summary may include "forward-looking statements" with the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we cannot guarantee accuracy. This document and the information contained herein is confidential. This document has been furnished to you solely for your information. The information contained herein may not be reproduced, disclosed or redistributed, in whole or in part, by mail, facsimile, electronic or computer transmission or by any other means to any other person, except with prior written consent of the Company. The material has been prepared or is distributed solely for information purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy.